EXHIBIT 99.1


W. R. Berkley Corporation                         NEWS
475 Steamboat Road                                RELEASE
Greenwich, Connecticut 06830
(203) 629-3000



FOR IMMEDIATE RELEASE                           CONTACT: Eugene G. Ballard
                                                         Chief Financial Officer
                                                         203-629-3000

                W. R. BERKLEY CORPORATION REPORTS SECOND QUARTER
                  2002 OPERATING INCOME OF $34 MILLION, UP 98%


     Greenwich, CT, July 24, 2002 -- W. R. Berkley Corporation (NYSE: BER) today reported second quarter operating income of $34 million, or 66 cents per share, up 98% from $17 million, or 38 cents per share, a year ago. For the first six months of 2002, operating income was $66 million, or $1.26 per share, up from $28 million, or 63 cents per share, a year ago. Per share amounts have been adjusted to reflect the 3-for-2 common stock split effected on July 2, 2002.

     The following table summarizes the second quarter and year-to-date financial performance (amounts in thousands, except per share data):

                                 For the Three Months       For the Six Months
                                    Ended June 30,            Ended June 30,
                                  2002           2001        2002         2001
                                  ----           ----        ----         ----

Gross premiums written         $  710,003   $  539,163   $1,467,211   $1,054,434
Net premiums written              592,095      453,888    1,218,088      885,799
Net income                         27,374        9,598       61,770       19,864
Operating income (a)               34,467       17,383       65,672       27,686

Per share amounts:
Net income                     $     0.52   $     0.21   $     1.18   $     0.45
Operating income (a)                 0.66         0.38         1.26         0.63


(a) Operating income represents net income before discontinued businesses and realized investment gains and losses.



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W. R. Berkley Corporation                                                 Page 2


Second quarter highlights include:

     o Gross premiums written for continuing business segments grew 54% to $708 million.

     o Gross premiums written for the reinsurance segment increased $98 million, including $32 million from new Lloyds' quota share business and a 105% increase in facultative reinsurance.

     o Gross premiums written for specialty insurance grew by 64% to $233 million.

     o Combined ratio for continuing operations improved by over 7 points to 95.3%.

     o Cash flow from operations increased to $145 million compared with $36 million in the second quarter of 2001.

     Commenting on the Company's results, William R. Berkley, chairman and chief executive officer, said: "We were very pleased with our second quarter operating results. The growth of our domestic ongoing business was in excess of 65% both for the quarter and the six months periods. We are pleased with the current level of underwriting profitability. Thus far, however, this year's low interest rate environment has kept investment returns and overall profitability below our expectations.

     "We believe that the higher pricing and improved terms and conditions will continue to benefit performance for the balance of the year and beyond, and we are confident that our results will continue to improve substantially. While attempting to forecast the future is always difficult, the pricing of business already on the books ensures us an excellent start for next year. We expect the strong current pricing environment to continue and anticipate modest increases in existing interest rates. We are excited about the Company's excellent prospects for 2003 and beyond," Mr. Berkley concluded.



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W. R. Berkley Corporation                                                 Page 3


     Founded in 1967, W. R. Berkley Corporation is an insurance holding company that operates in five segments of property casualty insurance business: specialty insurance, alternative markets, reinsurance, regional property casualty insurance and international.

This is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2002 and beyond, are based upon the Company's historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to, the cyclical nature of the property casualty industry, the long-tail and potentially volatile nature of the reinsurance business, product demand and pricing, claims development and the process of estimating reserves, the uncertain nature of damage theories and loss amounts, the ultimate results of the various pending arbitration proceedings, the increased level of our retention, natural and man-made catastrophic losses, including as a result of terrorist activities, the impact of competition, the availability of reinsurance, the ability of our reinsurers to pay reinsurance recoverables owed to us, investment results and potential impairment of invested assets, exchange rate and political risks, legislative and regulatory developments, changes in the ratings assigned to us by ratings agencies, uncertainty as to our reinsurance coverage for terrorist acts, the availability of dividends from our insurance company subsidiaries, our successful integration of acquired companies or investment in new insurance ventures, our ability to attract and retain qualified employees, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. These risks could cause actual results of the industry or our actual results for the year 2002 and beyond to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.


                                      # # #

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W. R. Berkley Corporation                                                 Page 4


                                      Consolidated Financial Summary
                                             For the Three Months               For the Six Months
                                                Ended June 30,                    Ended June 30,
                                             ---------------------             ---------------------
                                             2002             2001             2002             2001
                                             ----             ----             ----             ----
                                                  (Amounts in thousands, except per share data)
Revenues:
  Net premiums written                   $   592,095      $   453,888      $ 1,218,088      $   885,799
  Change in unearned premiums                (82,407)         (35,828)        (230,934)         (88,804)
                                         -----------      -----------      -----------      -----------
    Premiums earned                          509,688          418,060          987,154          796,995
  Net investment income                       44,564           50,368           88,716          100,798
  Service fees                                20,924           19,111           41,117           36,703
  Realized investment gains (losses)          (8,449)           2,561           (3,486)           4,397
  Other income                                   208              897              320            1,257
                                         -----------      -----------      -----------      -----------

    Total revenues                           566,935          490,997        1,113,821          940,150

Expenses:
  Losses and loss expenses                   336,515          296,653          647,116          568,121
  Other operating expenses                   181,883          169,319          356,326          321,942
  Interest expense                            11,330           11,412           22,465           22,862
                                         -----------      -----------      -----------      -----------

      Total expenses                         529,728          477,384        1,025,907          912,925

    Income before income taxes
     and minority interest                    37,207           13,613           87,914           27,225

Income tax expense                           (15,563)          (3,074)         (31,785)          (5,558)
Minority interest                              5,730             (941)           5,641           (1,803)
                                         -----------      -----------      -----------      -----------

  Net income                             $    27,374      $     9,598      $    61,770      $    19,864
                                         ===========      ===========      ===========      ===========

Net income per share:
    Basic                                $      0.55      $      0.22      $      1.23      $      0.47
    Diluted                                     0.52             0.21             1.18             0.45

Average shares outstanding:
    Basic                                     50,125           43,485           50,020           41,963
    Diluted                                   52,399           45,077           52,304           43,865

Supplemental Information:
    Operating income (1)                 $    34,467      $    17,383      $    65,672      $    27,686
    Operating income per share (1)              0.66             0.38             1.26             0.63

(1)  Operating income represents net income before discontinued businesses and realized investment gains and losses.



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W. R. Berkley Corporation                                                 Page 5


                                    Supplemental After-Tax Earnings
                             (Amounts in thousands, except per share data)
                                                  For the Three Months          For the Six Months
                                                     Ended June 30,                Ended June 30,
                                                  -------------------           -------------------
                                                  2002           2001           2002           2001
                                                  ----           ----           ----           ----
After-tax earnings amounts:
---------------------------
  Operating income (1)(2)                      $  34,467      $  17,383      $  65,672      $  27,686
  Discontinued businesses (3)                     (2,990)        (9,450)        (3,025)       (10,680)
  Realized investment gains (losses) (4)          (4,103)         1,665           (877)         2,858
                                               ---------      ---------      ---------      ---------
    Net income                                 $  27,374      $   9,598      $  61,770      $  19,864
                                               =========      =========      =========      =========

Earnings (loss) per diluted share:
----------------------------------
    Operating income (1)(2)                    $    0.66      $    0.38      $    1.26      $    0.63
    Discontinued businesses (3)                    (0.06)         (0.21)         (0.06)         (0.24)
    Realized investment gains (losses) (4)         (0.08)          0.04          (0.02)          0.06
                                               ---------      ---------      ---------      ---------
     Net income                                $    0.52      $    0.21      $    1.18      $    0.45
                                               =========      =========      =========      =========

Cash flow from operations before
       change in trading account               $ 145,304      $  36,047      $ 239,454      $  43,148


(1)  Operating income represents net income before discontinued businesses and realized investment gains and losses.

(2)  For the second quarter of 2002, catastrophe losses for the continuing business segments were $18 million pre-tax, or 22 cents per share after-tax, compared with $16 million pre-tax, or 23 cents per share after-tax, in the year-earlier period. For the first six months of 2002, catastrophe losses for the continuing business segments were $23 million pre-tax, or 29 cents per share after-tax, compared with $22 million pre-tax, or 33 cents per share after-tax, in the year-earlier period.

(3)  For the second quarter of 2002, catastrophe losses for the discontinued business segment were $3 million pre-tax, or 4 cents per share after-tax, compared with $15 million pre-tax, or 22 cents per share after-tax, in the year-earlier period. For the first six months of 2002, catastrophe losses for the discontinued business segment were $4 million pre-tax, or 6 cents per share after-tax, compared with $18 million pre-tax, or 26 cents per share after-tax, in the year-earlier period.

(4)  Realized investment gains (losses) in the second quarter of 2002 include a reduction in the carrying value of Argentine bonds of $6 million (net of minority interest).



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W. R. Berkley Corporation                                                 Page 6


                                      Operating Results by Segment
                                  (Amounts in thousands, except ratios)
                                           For the Three Months                For the Six Months
                                              Ended June 30,                     Ended June 30,
                                          ----------------------             ----------------------
                                          2002              2001             2002              2001
                                          ----              ----             ----              ----
Specialty Insurance:
  Gross premiums written              $   232,705       $   142,279      $   435,038       $   273,664
  Net premiums written                    203,098           125,708          382,825           231,731
  Premiums earned                         161,554            92,096          302,198           167,233
  Pre-tax operating income                 32,891            12,298           51,271            20,166
  Loss ratio                                 58.4%             66.3%            62.1%             67.3%
  Expense ratio                              28.3%             31.8%            28.5%             33.3%
  GAAP combined ratio                        86.7%             98.1%            90.6%            100.6%

Alternative Markets:
  Gross premiums written              $    47,867       $    26,486      $   146,040       $    78,914
  Net premiums written                     42,057            23,842          126,637            70,398
  Premiums earned                          51,487            27,752           96,824            53,370
  Pre-tax operating income                 13,749            11,109           27,981            19,914
  Loss ratio                                 68.1%             68.1%            67.5%             72.5%
  Expense ratio                              30.0%             32.2%            29.4%             33.3%
  GAAP combined ratio                        98.1%            100.3%            96.9%            105.8%

Reinsurance (1):
  Gross premiums written              $   177,079       $    78,651      $   340,625       $   151,703
  Net premiums written                    143,076            50,231          277,067           111,055
  Premiums earned                          91,758            49,347          165,115           113,902
  Pre-tax operating income                  5,240             3,236           15,430             7,527
  Loss ratio                                 76.0%             69.2%            73.2%             72.6%
  Expense ratio                              30.1%             45.8%            30.2%             39.7%
  GAAP combined ratio                       106.1%            115.0%           103.4%            112.3%

Regional Insurance (1):
  Gross premiums written              $   236,686       $   170,375      $   475,005       $   337,697
  Net premiums written                    192,655           146,243          376,358           285,708
  Premiums earned                         172,062           138,541          328,643           263,368
  Pre-tax operating income                 18,565            10,446           41,000            15,964
  Loss ratio                                 64.3%             68.5%            62.5%             69.5%
  Expense ratio                              31.4%             33.9%            31.5%             34.7%
  GAAP combined ratio                        95.7%            102.4%            94.0%            104.2%

International:
  Gross premiums written              $    13,973       $    42,071      $    60,191       $    80,697
  Net premiums written                     11,706            36,917           52,256            70,641
  Premiums earned                          20,206            33,973           59,390            65,750
  Pre-tax operating income (loss)            (800)            4,218             (534)            6,306
  Loss ratio                                 56.0%             62.5%            58.7%             62.3%
  Expense ratio                              49.5%             36.0%            44.4%             38.8%
  GAAP combined ratio                       105.5%             98.5%           103.1%            101.1%

Total Continuing Segments (1):
  Gross premiums written              $   708,310       $   459,862      $ 1,456,899       $   922,675
  Net premiums written                    592,592           382,941        1,215,143           769,533
  Premiums earned                         497,067           341,709          952,170           663,623
  Pre-tax operating income                 69,645            41,307          135,148            69,877
  Loss ratio                                 64.6%             67.4%            64.5%             69.0%
  Expense ratio                              30.7%             35.1%            30.9%             35.5%
  GAAP combined ratio                        95.3%            102.5%            95.4%            104.5%

(1)  Segment information for 2001 has been restated to reflect the discontinuance of the personal lines and alternative markets reinsurance businesses.



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W. R. Berkley Corporation                                                 Page 7


                             Operating Results by Segment (Continued)
                                      (Amounts in thousands)
                                    For the Three Months                 For the Six Months
                                       Ended June 30,                       Ended June 30,
                                   ----------------------              ----------------------
                                   2002              2001              2002              2001
                                   ----              ----              ----              ----
Discontinued business:
  Gross premiums written       $     1,693       $    79,301       $    10,312       $   131,759
  Net premiums written                (497)           70,947             2,945           116,266
  Premiums earned                   12,621            76,351            34,984           133,372
  Pre-tax operating loss            (4,600)          (14,539)           (4,654)          (16,430)
  Loss ratio                         121.3%             87.0%             94.1%             82.7%
  Expense ratio                       24.2%             35.3%             27.9%             33.5%
  GAAP combined ratio                145.5%            122.3%            122.0%            116.2%

Total
  Gross premiums written       $   710,003       $   539,163       $ 1,467,211       $ 1,054,434
  Net premiums written             592,095           453,888         1,218,088           885,799
  Premiums earned                  509,688           418,060           987,154           796,995
  Pre-tax operating income          65,045            26,768           130,494            53,447
  Loss ratio                          66.0%             71.0%             65.6%             71.3%
  Expense ratio                       30.6%             35.1%             30.8%             35.2%
  GAAP combined ratio                 96.6%            106.1%             96.4%            106.5%


                            Balance Sheet Information
                  (Amounts in thousands, except per share data)

                                           June 30,      December 31,
                                             2002            2001
                                          ----------     -----------

Total investments (1)                     $3,889,762     $3,598,053
Total assets                               6,077,382      5,633,509
Reserves for losses and loss expenses      2,895,078      2,817,682
Long-term debt                               362,769        370,554
Trust preferred securities                   198,231        198,210
Stockholders' equity (2)                   1,012,621        931,595
Shares outstanding                            50,181         49,862
Stockholders' equity per share                 20.18          18.68


(1) Investments include trading account receivable from brokers and clearing organizations and trading securities sold but not yet purchased.

(2) Stockholders' equity includes after-tax unrealized gains from investments and foreign exchange of $59 million and $37 million as of June 30, 2002 and December 31, 2001, respectively.